                                                                    EXHIBIT 99.5
                             Republic Bancorp Inc.
                         and D&N Financial Corporation
          Unaudited Pro Forma Condensed Combined Statements of Income
                         Year Ended December 31, 1998
                     (In thousands, except per share data)

                                                                                   D&N
                                                              Republic          Financial        Pro Forma
                                                            Bancorp Inc.       Corporation        Combined
                                                            -----------        -----------        --------
INTEREST INCOME
   Loans, including fees                                    $   141,537        $   105,777       $ 247,314
   Securities and other                                           4,468             34,197          38,665
                                                            -----------        -----------       ---------
      Total interest income                                     146,005            139,974         285,979
                                                            -----------        -----------       ---------

INTEREST EXPENSE
   Deposits                                                      59,094             51,206         110,300
   Borrowings                                                    27,270             36,079          63,349
                                                            -----------        -----------       ---------
      Total interest expense                                     86,364             87,285         173,649
                                                            -----------        -----------       ---------

NET INTEREST INCOME                                              59,641             52,689         112,330
PROVISION FOR LOAN LOSSES                                         4,000              2,500           6,500
                                                            -----------        -----------       ---------
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES              55,641             50,189         105,830
OTHER INCOME                                                    137,441             13,820         151,261
OTHER EXPENSES                                                  157,466             37,323         194,789
                                                            -----------        -----------       ---------

INCOME BEFORE INCOME TAXES                                       35,616             26,686          62,302
INCOME TAXES                                                     12,726              7,901          20,627
                                                            -----------        -----------       ---------
INCOME BEFORE PREFERRED STOCK DIVIDENDS                          22,890             18,785          41,675
Preferred stock dividends                                             -              2,723           2,723
                                                            -----------        -----------       ---------
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS                 $    22,890        $    16,062       $  38,952
                                                            ===========        ===========       =========
EARNINGS PER COMMON SHARE
      Basic                                                 $      0.97        $      1.75       $    0.97
                                                            ===========        ===========       =========
      Diluted                                               $      0.96        $      1.69       $    0.95
                                                            ===========        ===========       =========
WEIGHTED AVERAGE SHARES OUTSTANDING
      Basic                                                      23,585              9,158          40,253

      Diluted                                                    23,894              9,507          41,197

                             Republic Bancorp Inc.
                         and D&N Financial Corporation
          Unaudited Pro Forma Condensed Combined Statements of Income
                         Year Ended December 31, 1997
                     (In thousands, except per share data)

                                                                                       D&N
                                                                   Republic          Financial        Pro Forma
                                                                  Bancorp Inc.       Corporation       Combined
                                                                  ------------       -----------      ----------
INTEREST INCOME
   Loans, including fees                                             $ 105,819          $ 98,560        $204,379
   Securities and other                                                 13,033            27,133          40,166
                                                                     ---------          --------        --------

      Total interest income                                            118,852           125,693         244,545
                                                                     ---------          --------        --------
INTEREST EXPENSE
   Deposits                                                             48,986            47,961          96,947
   Borrowings                                                           22,926            28,793          51,719
                                                                     ---------          --------        --------

      Total interest expense                                            71,912            76,754         148,666
                                                                     ---------          --------        --------

NET INTEREST INCOME                                                     46,940            48,939          95,879
PROVISION FOR LOAN LOSSES                                                3,031             1,350           4,381
                                                                     ---------          --------        --------

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES                     43,909            47,589          91,498
OTHER INCOME                                                           102,515             8,920         111,435
OTHER EXPENSES                                                         117,742            33,223         150,965
                                                                     ---------          --------        --------

INCOME BEFORE INCOME TAXES                                              28,682            23,286          51,968
INCOME TAXES                                                             9,893             7,743          17,636
                                                                     ---------          --------        --------

INCOME BEFORE PREFERRED STOCK DIVIDENDS                                 18,789            15,543          34,332
Preferred stock dividends                                                    -             1,218           1,218
                                                                     ---------          --------        --------

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS                          $  18,789          $ 14,325        $ 33,114
                                                                     =========          ========        ========
EARNINGS PER COMMON SHARE
      Basic                                                          $    0.80          $   1.58        $   0.83
                                                                     =========          ========        ========

      Diluted                                                        $    0.79          $   1.53        $   0.81
                                                                     =========          ========        ========
WEIGHTED AVERAGE SHARES OUTSTANDING
      Basic                                                             23,350             9,094          39,899

      Diluted                                                           23,837             9,365          40,881

                            Republic Bancorp Inc.
                        and D&N Financial Corporation
         Unaudited Pro Forma Condensed Combined Statements of Income
                        Year Ended December 31, 1996
                    (In thousands, except per share data)


                                                                                                      D&N
                                                                                  Republic          Financial        Pro Forma
                                                                                Bancorp Inc.       Corporation       Combined
                                                                                ------------       -----------       ---------
INTEREST INCOME
   Loans, including fees                                                        $     80,436       $    86,151       $ 166,587
   Securities and other                                                               18,711            18,158          36,869
                                                                                ------------       -----------       ---------
      Total interest income                                                           99,147           104,309         203,456
                                                                                ------------       -----------       ---------
INTEREST EXPENSE
   Deposits                                                                           42,268            43,859          86,127
   Borrowings                                                                         20,159            17,687          37,846
                                                                                ------------       -----------       ---------
      Total interest expense                                                          62,427            61,546         123,973
                                                                                ------------       -----------       ---------

NET INTEREST INCOME                                                                   36,720            42,763          79,483
PROVISION FOR LOAN LOSSES                                                                290             1,100           1,390
                                                                                ------------       -----------       ---------

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES                                   36,430            41,663          78,093
OTHER INCOME                                                                          90,846             7,224          98,070
OTHER EXPENSES                                                                       104,492            39,543         144,035
                                                                                ------------       -----------       ---------

INCOME BEFORE INCOME TAXES                                                            22,784             9,344          32,128
INCOME TAXES                                                                           7,718               349           8,067
                                                                                ------------       -----------       ---------

INCOME BEFORE EXTRAORDINARY ITEM                                                      15,066             8,995          24,061
Extraordinary item - loss on early redemption of debt, net of tax                       (388)                -            (388)
                                                                                ------------       -----------       ---------

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS                                     $     14,678       $     8,995       $  23,673
                                                                                ============       ===========       =========

EARNINGS PER COMMON SHARE
      Basic Earnings Per Share
      Income before extraordinary item                                          $       0.63       $      1.08       $    0.61
      Extraordinary item                                                               (0.02)                -           (0.01)
                                                                                ------------       -----------       ---------
      Net income per share - basic                                              $       0.61       $      1.08       $    0.60
                                                                                ============       ===========       =========

      Diluted Earnings Per Share
      Income before extraordinary item                                          $       0.61       $      1.01       $    0.59
      Extraordinary item                                                               (0.02)                -           (0.01)
                                                                                ------------       -----------       ---------
      Net income per share - diluted                                            $       0.59       $      1.01       $    0.58
                                                                                ============       ===========       =========

WEIGHTED AVERAGE SHARES OUTSTANDING
      Basic                                                                           24,184             8,337          39,357
      Diluted                                                                         24,794             8,906          41,003
